UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 12, 2017 (December 6, 2017)

GREIF, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-00566	31-4388903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
425 Winter Road, Delaware, Ohio		43015
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (740) 549-6000
Not Applicable
(Former name or former address, if changed since last report.)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02.	Results of Operations and Financial Condition.
On December 6, 2017, Greif, Inc. (the “Company”) issued a press release (the “Earnings Release”) announcing the financial results for its fiscal year and fourth quarter ended October 31, 2017. The full text of the Earnings Release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
The Earnings Release included the following non-GAAP financial measures (the “non-GAAP Measures”):

(i)
the Company's consolidated operating profit, before special items, for the fiscal year 2017, the fiscal year 2016, the fourth quarter of 2017 and the fourth quarter of 2016, which is equal to the Company's consolidated operating profit for the applicable period plus restructuring charges, plus acquisition-related costs, plus non-cash asset impairment charges, plus non-cash pension settlement charges, plus losses on disposal of properties, plants, equipment and businesses, net, each on a consolidated basis for the applicable period;

(ii)
the Company's net income, excluding the impact of special items, for the fiscal year 2017, the fiscal year 2016, the fourth quarter of 2017 and the fourth quarter of 2016, which is equal to the Company's consolidated net income for the applicable period plus restructuring charges, plus acquisition-related costs, plus non-cash asset impairment charges, plus non-cash pension settlement charges, plus losses on disposal of properties, plants, equipment and businesses, net, each net of tax, noncontrolling interest and equity earnings of unconsolidated affiliates and on a consolidated basis for the applicable period;

(iii)
earnings per diluted class A share of the Company, excluding the impact of special items, for the fiscal year 2017, the fiscal year 2016, the fourth quarter of 2017 and the fourth quarter of 2016, which is equal to earnings per diluted class A share of the Company for the applicable period plus restructuring charges, plus non-cash asset impairment charges, plus acquisition-related costs, plus non-cash pension settlement charges, plus losses on disposal of properties, plants, equipment and businesses, net, each net of tax, noncontrolling interest and equity earnings of unconsolidated affiliates and on a consolidated basis for the applicable period;

(iv)
the Company’s consolidated free cash flow for the fiscal year 2017, the fiscal year 2016, the fourth quarter of 2017 and the fourth quarter of 2016, which is equal to the Company’s consolidated net cash provided by operating activities for the applicable period less cash paid for purchases of properties, plants and equipment for the applicable period;

(v)
net sales excluding divestitures and foreign currency translation for the Company's Rigid Industrial Packaging & Services business segment for the fourth quarter of 2017 and the fourth quarter of 2016, which is equal to that business segment's net sales for the applicable quarter, after adjusting for divestitures occurring during fiscal years 2017 and 2016 as applicable to that business segment, and after adjusting the fourth quarter of 2017 for currency translation;

(vi)
operating profit before special items for the Company’s Rigid Industrial Packaging & Services business segment for the fourth quarter of 2017 and the fourth quarter of 2016, which is equal to that business segment’s operating profit plus restructuring charges, plus acquisition-related costs, plus non-cash asset impairment charges, plus non-cash pension settlement charges, plus losses on disposal of properties, plants, equipment and businesses, net, each for the applicable period; and

(vii)
operating profit before special items for the Company’s Flexible Products & Services business segment for the fourth quarter of 2017 and the fourth quarter of 2016, which is equal to that business segment’s operating profit or loss, as applicable, plus restructuring charges, plus non-cash asset impairment charges, plus non-cash pension settlement charges, less gains on disposal of properties, plants, equipment and businesses, net, each for the applicable period.

(viii)
operating profit before special items for the Company’s Land Management business segment for the fourth quarter of 2017 and the fourth quarter of 2016, which is equal to that business segment’s operating profit, plus restructuring charges, less gains on disposal of properties, plants, equipment and businesses, net, each for the applicable period.

The Earnings Release also included the following forward-looking non-GAAP measures:

(i)
The Company's 2018 Class A earnings per share before special items, which is equal to earnings per diluted class A share of the Company for the applicable period plus restructuring charges, plus acquisition-related costs, plus non-cash asset impairment charges, plus non-cash pension settlement charges, less gains on disposal of properties, plants, equipment and businesses, net, each net of tax, other income tax related events, noncontrolling interest and equity earnings of unconsolidated affiliates and on a consolidated basis for the applicable period; and

(ii)
2018 projected free cash flow which is equal to the Company's consolidated net cash provided by operating activities for the applicable period and scenario less cash paid for capital expenditures for the applicable period and scenario. A reconciliation of this forward-looking non-GAAP financial measure was included in the Earnings Release;

No reconciliation of the forward-looking non-GAAP financial measures were included in the Earnings Release for item (i) because, due to the high variability and difficulty in making accurate forecasts and projections of some of the excluded information, together with some of the excluded information not being ascertainable or accessible, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable efforts.
Management of the Company uses the non-GAAP Measures to evaluate ongoing operations and believes that these non-GAAP Measures are useful to investors. The exclusion of the impact of the identified special items (restructuring charges, acquisition related costs, non-cash asset impairment charges, non-cash pension settlement charges and disposals of properties, plants, equipment and businesses, net), divestitures and currency translation enable management and investors to perform meaningful comparisons of current and historical performance of the Company. Management of the Company also believes that the exclusion of the impact of the identified special items, divestitures and currency translation provide a stable platform on which to compare the historical performance of the Company and that investors desire this information. Management believes that the use of consolidated free cash flow, which excludes cash paid for capital expenditures from the Company's consolidated net cash provided by operating activities, provides additional information on which to evaluate the cash flow generated by the Company and believes that this is information that investors find valuable. The non-GAAP Measures are intended to supplement and should be read together with our financial results. The non-GAAP Measures should not be considered an alternative or substitute for, and should not be considered superior to, our reported financial results. Accordingly, users of this financial information should not place undue reliance on the non-GAAP Measures.

Section 7 – Regulation FD

Item 7.01.	Regulation FD Disclosure.
On December 7, 2017, management of the Company held a conference call with interested investors and financial analysts (the “Conference Call”) to discuss the Company’s financial results for its fourth quarter ended October 31, 2017. The file transcript of the Conference Call is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press release issued by Greif, Inc. on December 6, 2017 announcing the financial results for its fiscal year and fourth quarter ended October 31, 2017.
99.2	File transcript of conference call with interested investors and financial analysts held by management of Greif, Inc. on December 7, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREIF, INC.
Date: December 12, 2017	By	/s/ Lawrence A. Hilsheimer
Lawrence A. Hilsheimer, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Greif, Inc. on December 6, 2017 announcing the financial results for its fiscal year and fourth quarter ended October 31, 2017.
99.2	File transcript of conference call with interested investors and financial analysts held by management of Greif, Inc. on December 7, 2017.